UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2025 (June 9, 2025)
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OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

90 Park Avenue, 9th Floor
New York,	New York	10016
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	OUT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2025, Mark Carleton was elected to the Board of Directors (the “Board”) of OUTFRONT Media Inc. (the “Company”), effective as of June 11, 2025, for a term expiring at the Company’s 2026 Annual Meeting of Stockholders, or until his earlier resignation or removal from the Board. Mr. Carleton will also serve as a member of the audit committee of the Board, effective as of June 11, 2025.

There is no arrangement or understanding with any person pursuant to which Mr. Carleton was appointed as a member of the Board. There are no transactions between Mr. Carleton and the Company that would be reportable under Item 404(a) of Regulation S-K.

In accordance with the Company’s compensation policy for non-employee directors as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2025, Mr. Carleton will receive an annual cash retainer of $82,500 for service on the Board and $15,000 for service on the audit committee of the Board, as well as an annual equity grant under the OUTFRONT Media Inc. Amended and Restated Omnibus Stock Incentive Plan in the form of restricted share units valued at $145,000 (subject to proration). In addition, the Company will enter into its standard form of indemnification agreement with Mr. Carleton. A form of indemnification agreement was previously filed with the SEC on February 18, 2014 as Exhibit 10.5 to the Company’s Registration Statement on Form S-11 (File No. 333-189643).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: June 10, 2025